Exhibit 99.1

Pure Storage Announces Third Quarter Fiscal 2017 Results

•Record revenue of $197.0 million, up 50.0% Y/Y, 3% above midpoint of guidance.
•Increased total addressable market to $35 billion.
•Strong operating leverage, GAAP margin of -39.7% and non-GAAP margin of -9.8%, 5.7 ppts above midpoint of guidance.

MOUNTAIN VIEW, Calif., November 30, 2016 – Pure Storage (NYSE: PSTG) today announced financial results for its fiscal third quarter ended October 31, 2016.

Key financial highlights include:

•	Quarterly revenue: $197.0 million , up 50.0% Y/Y, and ahead of the guidance range of $187 million to $195 million.

•	Quarterly gross margin: 64.8% GAAP; 65.5% non-GAAP, up 3.7 ppts and 3.8 ppts Y/Y, respectively, and in line with non-GAAP gross margin guidance of 64% to 67%.

•	Quarterly operating margin: -39.7% GAAP; -9.8% non-GAAP, up 2.6 ppts and 11.6 ppts Y/Y, respectively, and ahead of non-GAAP operating margin guidance of -17.5% to -13.5%.

“Pure Storage continues to rewrite the rules for the data storage industry,” said Pure Storage CEO Scott Dietzen. “We again reported better-than-expected financial performance, driven by customer enthusiasm for our smarter approach to enterprise storage. In a world dominated by big data and cloud computing, Pure’s software-centric approach is the right solution at the right time.”

“We are excited about our record Q3 revenue and significant operating leverage improvement,” said Pure Storage CFO Tim Riitters. “We continue to focus on driving growth and market share gains with a close eye on profitability.”

Over 300 new customers joined Pure Storage this quarter, increasing the total to more than 2,600 organizations, including more than 100 of the Fortune 500. New customer wins in the quarter include: Hyatt Hotels Corporation, Cushman & Wakefield, Academy-Award winning animation studio LAIKA, Bill.com and CallidusCloud, among others. New FlashBlade customer wins include: CUProdigy, a technology organization delivering private cloud solutions for credit unions, and Paylocity, a developer of industry-leading, cloud-based payroll and human capital management software solutions for medium-sized organizations.

Third Quarter Fiscal 2017 Financial Highlights

The following tables summarize our consolidated financial results for the fiscal quarters ended October 31, 2015 and 2016 (in millions except per share amounts, unaudited):

GAAP Quarterly Financial Information
	Three Months Ended October 31, 2015	Three Months Ended October 31, 2016	Y/Y Change
Revenue	$131.4	$197.0	50%
Gross Margin	61.1%	64.8%	3.7 ppts
Product Gross Margin	63.0%	65.9%	2.9 ppts
Support Gross Margin	49.1%	59.9%	10.8 ppts
Operating Loss	-$55.6	-$78.2	-$22.6
Operating Margin	-42.3%	-39.7%	2.6 ppts
Net Loss	-$56.5	-$78.8	-$22.3
Net Loss per Share	-$0.76	-$0.40	$0.36
Weighted-Average Shares (Basic and Diluted)	74.6	195.8	N/A

Non-GAAP Quarterly Financial Information
	Three Months Ended October 31, 2015	Three Months Ended October 31, 2016	Y/Y Change
Gross Margin	61.7%	65.5%	3.8 ppts
Product Gross Margin	63.1%	66.0%	2.9 ppts
Support Gross Margin	52.8%	63.2%	10.4 ppts
Operating Loss*	-$28.1	-$19.4	$8.7
Operating Margin*	-21.4%	-9.8%	11.6 ppts
Net Loss*	-$29.1	-$20.0	$9.1
Net Loss per Share*	-$0.18	-$0.10	$0.08
Weighted-Average Shares (Basic and Diluted)	164.9	195.8	N/A
Free Cash Flow*	-$13.0	-$35.8	-$22.8

* In the three months ended October 31, 2016, operating loss, operating margin, net loss, net loss per share and free cash flow exclude a one-time charge of $30.0 million or 15 cents per share related to a legal settlement.

A reconciliation between GAAP and non-GAAP information is provided at the end of this release.

Financial Outlook

Fourth Quarter Fiscal 2017 Guidance:

•	Revenue in the range of $219 million to $227 million

•	Non-GAAP gross margin in the range of 64% to 67%

•	Non-GAAP operating margin in the range of -9% to -5%

All forward-looking non-GAAP financial measures contained in this section titled “Financial Outlook” exclude stock-based compensation expense, payroll tax expense related to stock-based activities and, as applicable, other special items. We have not reconciled guidance for non-GAAP gross margin and non-GAAP operating margin to their most directly comparable GAAP measures because such items that impact these measures are not within our control and/or cannot be reasonably predicted. Accordingly, a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measures is not available without unreasonable effort.

Conference Call Information

Pure Storage will host a teleconference to discuss the third quarter of fiscal 2017 results at 2:00 p.m. (PT) on November 30, 2016. Pure Storage will post its supplemental earnings presentation to the investor relations website at investor.purestorage.com following the conference call. Teleconference details are as follows:

•	To Listen via Telephone: (877) 201-0168 or (647) 788-4901 (for international callers).

•	To Listen via the Internet: A live and replay audio broadcast of the conference call with corresponding slides will be available at investor.purestorage.com.

•
Replay: A telephone playback of this conference call is scheduled to be available beginning at 5:00 p.m. (PT) on November 30, 2016 through 9:00 p.m. (PT) on January 13, 2017. The replay will be accessible by calling (855) 859-2056 or (404) 537-3406 (for international callers), with conference ID 91385195. The call runs 24 hours per day, including weekends.

CEO Commentary

Pure Storage has posted a blog from its CEO discussing third quarter results at investor.purestorage.com and blog.purestorage.com.

Upcoming Investor Conferences

Matt Kixmoeller, Pure Storage’s Vice President of Product, will participate in a fireside chat at the Raymond James Technology Investors Conference in New York on Monday, December 5, 2016 at 4:10 p.m. (ET).

Scott Dietzen, Pure Storage’s CEO, and Tim Riitters, Pure Storage’s CFO, will participate in a fireside chat at the Barclays Global Technology, Media and Telecommunications Conference in San Francisco on Wednesday, December 7, 2016 at 11:00 a.m. (PT)

About Pure Storage

Pure Storage (NYSE: PSTG) helps companies push the boundaries of what’s possible. The company’s all-flash based technology, combined with its customer-friendly business model, drives business and IT transformation with Smart Storage that is effortless, efficient and evergreen. Pure Storage offers two flagship products: FlashArray//M, optimized for structured workloads, and FlashBlade, ideal for unstructured data. With Pure's industry leading Satmetrix-certified NPS score of 83.5, Pure customers are some of the happiest in the world, and include organizations of all sizes, across an ever-expanding range of industries.

Connect with Pure Storage:
Read the blog
Converse on Twitter
Follow on LinkedIn

Analyst Recognition:
Gartner Magic Quadrant for Solid-State Arrays
IDC MarketScape for All-Flash Arrays

Pure Storage, Evergreen, FlashBlade and the "P" Logo mark are trademarks of Pure Storage, Inc. All other trademarks or names referenced in this document are the property of their respective owners.

Forward Looking Statements

This press release contains forward-looking statements regarding our products, business and operations, including our expectations regarding technology differentiation, customer adoption and business model advantages, our ability to maintain growth and take market share, and our financial outlook for the fourth quarter of fiscal 2017 and statements regarding our products, business, operations and results, including progress towards profitability. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and elsewhere in our filings and reports with the U.S. Securities and Exchange Commission, including, but not limited to, our Annual Report on Form 10-K for the fiscal year ended January 31, 2016, which is available on our investor relations website at investor.purestorage.com and on the SEC website at www.sec.gov. Additional information will also be set forth in our Quarterly Report on Form 10-Q for the quarter ended October 31, 2016. All information provided in this release and in the attachments is as of November 30, 2016, and we undertake no duty to update this information unless required by law.

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements, which are prepared and presented in accordance with GAAP, we use the following non-GAAP financial measures: non-GAAP gross profit, non-GAAP gross margin, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow, and free cash flow as a percentage of revenue. In computing these non-GAAP financial measures, we exclude the effects of stock-based compensation expense, payroll tax expense related to stock-based activities and assumed preferred stock conversion. For the three months ended October 31, 2016, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, free cash flow and free cash flow as a percentage of revenue also exclude a one time cash charge related to a legal settlement. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP.

We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Our management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses and expenditures such as stock-based compensation expense and one time legal settlement charge that may not be indicative of our ongoing core business operating results. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and planning, forecasting, and analyzing future periods. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from non-GAAP measures used by other companies.

For a reconciliation of these non-GAAP financial measures to GAAP measures, please see the tables captioned "Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures" and "Reconciliation from net cash used in operating activities to free cash flow," included at the end of this release.

Michael Pak – IR contact, Pure Storage
Tel: (650) 243-0486
ir@purestorage.com

John Gallagher – media contact, Pure Storage
Tel: (415) 671-7676
pr@purestorage.com

PURE STORAGE, INC.
Condensed Consolidated Balance Sheets
(in thousands)

	January 31, 2016	October 31, 2016
		(unaudited)
Assets
Current assets:
Cash and cash equivalents	$604,742	$152,461
Marketable securities	—	365,785
Accounts receivable, net of allowance of $944 and $2,414	126,324	163,038
Inventory	20,649	20,112
Deferred commissions, current	15,703	14,298
Prepaid expenses and other current assets	20,652	18,756
Total current assets	788,070	734,450
Property and equipment, net	52,629	82,088
Intangible assets, net	6,980	6,936
Deferred income taxes, non-current	536	1,074
Other long-term assets	22,568	29,588
Total assets	$870,783	$854,136

Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$38,187	$43,412
Accrued compensation and benefits	32,995	29,137
Accrued expenses and other liabilities	14,076	20,545
Deferred revenue, current	94,514	134,536
Liability related to early exercised stock options	4,760	3,967
Total current liabilities	184,532	231,597
Deferred revenue, non-current	121,690	141,849
Other long-term liabilities	1,207	2,925
Total liabilities	307,429	376,371

Stockholders’ equity:
Common stock and additional paid-in capital	1,118,689	1,237,032
Accumulated other comprehensive income	—	298
Accumulated deficit	(555,335)	(759,565)
Total stockholders' equity	563,354	477,765
Total liabilities and stockholders' equity	$870,783	$854,136

PURE STORAGE, INC.
Condensed Consolidated Statements of Operations
(in thousands, except per share data)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2015	2016	2015	2016
	(unaudited)
Revenue:
Product	$113,573	$160,523	$248,383	$403,181
Support	17,791	36,433	41,719	96,936
Total revenue	131,364	196,956	290,102	500,117

Cost of revenue:
Product (1)	41,995	54,725	92,348	131,618
Support (1)	9,058	14,597	23,479	41,531
Total cost of revenue	51,053	69,322	115,827	173,149

Gross profit	80,311	127,634	174,275	326,968

Operating expenses:
Research and development (1)	43,065	61,612	112,935	173,185
Sales and marketing (1)	63,803	91,392	171,647	262,073
General and administrative (1)	29,022	22,810	56,941	64,021
Legal settlement (2)	—	30,000	—	30,000
Total operating expenses	135,890	205,814	341,523	529,279

Loss from operations	(55,579)	(78,180)	(167,248)	(202,311)
Other income (expense), net	(171)	(192)	(1,245)	1,127
Loss before provision for income taxes	(55,750)	(78,372)	(168,493)	(201,184)
Provision for income taxes	751	441	965	967
Net loss	$(56,501)	$(78,813)	$(169,458)	$(202,151)

Net loss per share attributable to common stockholders, basic and diluted	$(0.76)	$(0.40)	$(3.60)	$(1.05)
Weighted-average shares used in computing net loss per share attributable to common stockholders, basic and diluted	74,565	195,807	47,109	192,637

(1) Includes stock-based compensation expense as follows:

Cost of revenue -- product	$43	$138	$139	$425
Cost of revenue -- support	657	1,178	1,511	3,982
Research and development	8,195	15,241	18,624	40,875
Sales and marketing	4,559	8,468	10,539	24,719
General and administrative	2,085	3,210	5,385	9,128
Total stock-based compensation expense	$15,539	$28,235	$36,198	$79,129

(2) One-time charge for our legal settlement with Dell, Inc.

PURE STORAGE, INC.
Condensed Consolidated Statements of Cash Flows
(in thousands)

	Three Months Ended October 31,		Nine Months Ended October 31,
	2015	2016	2015	2016
	(unaudited)
Cash flows from operating activities
Net loss	$(56,501)	$(78,813)	$(169,458)	$(202,151)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	8,850	13,642	23,118	35,978
Stock-based compensation expense	15,539	28,235	36,198	79,129
Contribution of common stock to the Pure Good Foundation	11,900	—	11,900	—
Other	—	557	—	1,051
Changes in operating assets and liabilities:
Accounts receivable, net	(32,077)	(44,775)	(53,094)	(38,186)
Inventory	(1,767)	2,203	(3,420)	(189)
Deferred commissions	(3,607)	(43)	(8,472)	1,844
Prepaid expenses and other assets	569	848	(2,065)	39
Accounts payable	7,807	13,646	10,224	3,639
Accrued compensation and other liabilities	5,737	(1,901)	17,216	6,786
Deferred revenue	38,174	19,078	87,987	60,180
Net cash used in operating activities	(5,376)	(47,323)	(49,866)	(51,880)

Cash flows from investing activities
Purchases of property and equipment	(7,672)	(18,484)	(29,495)	(64,602)
Purchase of intangible assets	—	—	—	(1,000)
Purchases of marketable securities	—	(55,590)	—	(483,558)
Sales of marketable securities	—	20,744	—	79,815
Maturities of marketable securities	—	32,413	—	38,213
Net increase in restricted cash	(2,484)	—	(2,484)	(5,600)
Net cash used in investing activities	(10,156)	(20,917)	(31,979)	(436,732)

Cash flows from financing activities
Proceeds from initial public offering, net	459,425	—	459,425	—
Net proceeds from exercise of stock options	1,706	4,356	4,710	10,725
Proceeds from issuance of common stock under employee stock purchase plan	—	10,527	—	25,606
Payments of deferred offering costs	(574)	—	(1,690)	—
Net cash provided by financing activities	460,557	14,883	462,445	36,331

Net increase (decrease) in cash and cash equivalents	445,025	(53,357)	380,600	(452,281)
Cash and cash equivalents, beginning of period	128,282	205,818	192,707	604,742
Cash and cash equivalents, end of period	$573,307	$152,461	$573,307	$152,461

Reconciliations of non-GAAP results of operations to the nearest comparable GAAP measures
The following table presents non-GAAP gross margins by revenue source before certain items (in thousands, unaudited):

	Three Months Ended October 31, 2015						Three Months Ended October 31, 2016
	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)	GAAP results	GAAP gross margin (a)	Adjustment		Non- GAAP results	Non- GAAP gross margin (b)

			$43	(c)					$138	(c)
									2	(d)
Gross profit -- product	$71,578	63.0%	$43		$71,621	63.1%	$105,798	65.9%	$140		$105,938	66.0%

			$657	(c)					$1,178	(c)
									9	(d)
Gross profit -- support	$8,733	49.1%	$657		$9,390	52.8%	$21,836	59.9%	$1,187		$23,023	63.2%

			$700	(c)					$1,316	(c)
									11	(d)
Total gross profit	$80,311	61.1%	$700		$81,011	61.7%	$127,634	64.8%	$1,327		$128,961	65.5%

(a) GAAP gross margin is defined as gross profit divided by revenue.
(b) Non-GAAP gross margin is defined as non-GAAP gross profit divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate payroll tax expense related to stock-based activities.

The following table presents certain non-GAAP consolidated results before certain items (in thousands, except per share amounts, unaudited):

	Three Months Ended October 31, 2015						Three Months Ended October 31, 2016
	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)	GAAP results	GAAP operating margin (a)	Adjustment		Non- GAAP results	Non- GAAP operating margin (b)

			$15,539	(c)					$28,235	(c)
			11,900	(d)
									$30,000	(e)
									$548	(f)
Loss from operations	$(55,579)	-42.3%	$27,439		$(28,140)	-21.4%	$(78,180)	-39.7%	$58,783		$(19,397)	-9.8%

			$15,539	(c)					$28,235	(c)
			11,900	(d)
									$30,000	(e)
									$548	(f)
Net loss	$(56,501)		$27,439		$(29,062)		$(78,813)		$58,783		$(20,030)

Net loss per share -- basic and diluted	$(0.76)				$(0.18)		$(0.40)				$(0.10)
Weighted-average shares used in per share calculation -- basic and diluted	74,565		90,381	(g)	164,946		195,807				195,807

(a) GAAP operating margin is defined as loss from operations divided by revenue.
(b) Non-GAAP operating margin is defined as non-GAAP loss from operations divided by revenue.
(c) To eliminate stock-based compensation expense.
(d) To eliminate one-time charge for an equity grant to the Pure Good Foundation.
(e) To eliminate one-time charge for our legal settlement with Dell, Inc.
(f) To eliminate payroll tax expense related to stock-based activities.
(g) To assume preferred stock conversion as of the beginning of the period.

Reconciliation from net cash used in operating activities to free cash flow (in thousands, unaudited):

	Three Months Ended October 31,
	2015	2016
Net cash used in operating activities	$(5,376)	$(47,323)
Less: purchases of property and equipment	(7,672)	(18,484)
Add: cash paid for legal settlement	—	$30,000
Free cash flow	$(13,048)	$(35,807)
Free cash flow as % of revenue	(9.9)%	(18.2)%